As Filed with the Securities and Exchange Commission on August 6, 2003.

Registration Statement No. 333-105152

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 2 TO
FORM S-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
RITE AID CORPORATION
*And the Subsidiary Guarantors listed below
(Exact name of registrant as specified in its charter)

Delaware	5912	23-1614034
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

30 Hunter Lane
Camp Hill, Pennsylvania 17011
(717) 761-2633
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Robert B. Sari, Esq.
Senior Vice President, General Counsel and Secretary
Rite Aid Corporation
30 Hunter Lane
Camp Hill, Pennsylvania 17011
(717) 761-2633
(717) 760-7867 (facsimile)
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of all communications to:
Stacy J. Kanter, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, New York 10036
(212) 735-3000
(212) 735-2000 (facsimile)

Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

The Registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that the registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant is Section 8(a) may determine.

TABLE OF ADDITIONAL REGISTRANTS

Name of Additional Registrant*	State or Other Jurisdiction of Incorporation or Formation	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
Ann & Government Streets–Mobile, Alabama, LLC	Delaware	5912	N/A
Apex Drug Stores, Inc.	Michigan	5912	38-2413448
Baltimore/Annapolis Boulevard & Governor Richie Highway–Glen Burnie, Maryland, LLC	Delaware	5912	N/A
Broadview and Wallings–Broadview Heights Ohio, Inc.	Ohio	5912	25-1814215
Central Avenue & Main Street Petal, MS, LLC	Delaware	5912	N/A
Dominion Action One Corporation	Delaware	9995	25-1569007
Dominion Action Two Corporation	Delaware	9995	80-0052339
Dominion Action Three Corporation	Delaware	9995	80-0052340
Dominion Action Four Corporation	Delaware	9995	80-0052341
Dominion Drug Stores Corp.	Nevada	5912	80-0252342
Drug Fair, Inc.	Maryland	5912	54-0525766
Eagle Managed Care Corp.	Delaware	9995	25-1724201
Eighth & Water Streets–Urichsville, Ohio, LLC	Delaware	5912	N/A
England Street–Asheland Corporation	Virginia	5912	80-0052343
Fairground, L.L.C.	Virginia	5912	54-1849788
GDF, Inc.	Maryland	9995	34-1343867
Gettysburg and Hoover–Dayton, Ohio, LLC	Ohio	5912	N/A
Gratiot & Center–Saginaw Township, Michigan, LLC	Delaware	5912	N/A
Harco, Inc.	Alabama	5912	63-0522700
K&B, Incorporated	Delaware	6749	51-0346254
K&B Alabama Corporation	Alabama	5912	72-1011085
K&B Louisiana Corporation	Louisiana	5912	72-1043860
K&B Mississippi Corporation	Mississippi	5912	72-0983482
K&B Services, Incorporated	Louisiana	5912	72-1245171
K&B Tennessee Corporation	Tennessee	5912	62-1444359
K&B Texas Corporation	Texas	5912	72-1010327
Keystone Centers, Inc.	Pennsylvania	5912	23-1730114
Lakehurst and Broadway Corporation	New Jersey	5912	23-2937947
Mayfield & Chillicothe Roads–Chesterland, LLC	Ohio	5912	N/A
Munson & Andrews, LLC	Ohio	5912	N/A
Name Rite, L.L.C.	Delaware	6749	N/A
Northline & Dix–Toledo–Southgate, LLC	Michigan	5912	N/A
Ocean Acquisition Corporation	Delaware	6719	25-1778194
PDS-1 Michigan, Inc.	Michigan	5912	38-2935739
P.L.D. Enterprises, Inc.	Nevada	9995	80-0052347
PL Xpress, Inc.	Oregon	4210	93-0962294
Patton Drive and Navy Boulevard Property Corporation	Florida	5912	23-2870495
Paw Paw Lake Road & Paw Paw Avenue–Coloma, Michigan, LLC	Delaware	5912	N/A
Perry Distributors, Inc.	Michigan	4225	38-1718545

Name of Additional Registrant*	State or Other Jurisdiction of Incorporation or Formation	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
Perry Drug Stores, Inc.	Michigan	5912	38-0947300
Portfolio Medical Services Inc.	Delaware	9995	80-0052348
RDS Detroit, Inc.	Michigan	5912	35-1799950
Ram–Utica, Inc.	Michigan	9995	80-0052329
Read's Inc.	Maryland	6719	80-0052330
Rite Aid Drug Palace, Inc.	Delaware	7389	23-2325476
Rite Aid Hdqtrs. Corp.	Delaware	AUX1	23-2308342
Rite Aid of Alabama, Inc.	Alabama	5912	23-2410761
Rite Aid of Connecticut, Inc.	Connecticut	5912	23-1940645
Rite Aid of Delaware, Inc.	Delaware	5912	23-1940646
Rite Aid of Florida, Inc.	Florida	5912	23-2047226
Rite Aid of Georgia, Inc.	Georgia	5912	23-2125551
Rite Aid of Illinois, Inc.	Illinois	5912	23-2416666
Rite Aid of Indiana, Inc.	Indiana	5912	23-2048778
Rite Aid of Kentucky, Inc.	Kentucky	5912	23-2039291
Rite Aid of Maine, Inc.	Maine	5912	01-0324725
Rite Aid of Maryland, Inc.	Maryland	5912	23-1940941
Rite Aid of Massachusetts, Inc.	Massachusetts	5912	23-1940647
Rite Aid of Michigan, Inc.	Michigan	5912	38-0857390
Rite Aid of New Hampshire, Inc.	New Hampshire	5912	23-2008320
Rite Aid of New Jersey, Inc.	New Jersey	5912	23-1940648
Rite Aid of New York, Inc.	New York	5912	23-1940649
Rite Aid of North Carolina, Inc.	North Carolina	5912	23-1940650
Rite Aid of Ohio, Inc.	Ohio	5912	23-1940651
Rite Aid of Pennsylvania, Inc.	Pennsylvania	5912	23-1940652
Rite Aid of South Carolina, Inc.	South Carolina	5912	23-2047222
Rite Aid of Tennessee, Inc.	Tennessee	5912	23-2047224
Rite Aid of Vermont, Inc.	Vermont	5912	23-1940942
Rite Aid of Virginia, Inc.	Virginia	5912	23-1940653
Rite Aid of Washington, D.C., Inc.	Washington, D.C.	5912	23-2461466
Rite Aid of West Virginia, Inc.	West Virginia	5912	23-1940654
Rite Aid Realty Corp.	Delaware	6719	23-1725347
Rite Aid Rome Distribution Center, Inc.	New York	4225	23-1887836
Rite Aid Services, L.L.C.	Delaware	7363	02-0655440
Rite Aid Transport, Inc.	Delaware	4210	25-1793102
Rite Aid Venturer #1, Inc.	Delaware	9995	23-2492985
Rite Fund, Inc.	Delaware	6749	51-0273194
Rite Investments Corp.	Delaware	6749	51-0273192
Rx Choice, Inc.	Delaware	7359	25-1598207
Seven Mile and Evergreen–Detroit, LLC	Michigan	5912	N/A
Silver Springs Road–Baltimore, Maryland/One, LLC	Delaware	5912	N/A
Silver Springs Road–Baltimore, Maryland/Two, LLC	Delaware	5912	N/A
Sophie One Corp.	Delaware	9995	80-0052332
State & Fortification Streets–Jackson, Mississippi, LLC	Delaware	5912	N/A
State Street and Hill Road–Gerard, Ohio, LLC	Delaware	5912	N/A
Super Ice Cream Suppliers, Inc.	Louisiana	9995	72-0678651

Name of Additional Registrant*	State or Other Jurisdiction of Incorporation or Formation	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
Super Pharmacy Network, Inc.	Florida	9995	59-3252055
Super Tobacco Distributors, Inc.	Mississippi	9995	72-0875700
The Lane Drug Company	Ohio	5912	53-0125212
The Muir Company	Ohio	5912	38-0857390
Thrifty Corporation	California	5912	95-1297550
Thrifty PayLess, Inc.	California	5912	95-4391249
Tyler and Sanders Roads, Birmingham–Alabama, LLC	Delaware	5912	N/A
Virginia Corporation	Delaware	6749	51-0335659
112 Burleigh Avenue Norfolk, LLC	Virginia	5912	N/A
537 Elm Street Corp.	Rhode Island	5912	23-2962033
657–659 Broad St. Corp.	New Jersey	5912	80-0052338
764 South Broadway–Geneva, Ohio, LLC	Ohio	5912	23-1974076
1515 West State Street Boise, Idaho, LLC	Delaware	5912	80-0052351
1525 Cortyou Road–Brooklyn Inc.	New York	5912	N/A
1740 Associates, L.L.C.	Michigan	5912	N/A
3581 Carter Hill Road–Montgomery Corp.	Alabama	5912	80-0052336
4042 Warrensville Center Road–Warrensville Ohio, Inc.	Ohio	5912	25-1820507
5277 Associates, Inc.	Washington	5912	23-2940919
5600 Superior Properties, Inc.	Ohio	5912	80-0052337

*	Addresses and telephone numbers of principal executive offices are the same as those of Rite Aid Corporation.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.    Indemnification of Directors and Officers.

Under the Section 145 of the Delaware General Corporation Law ("DGCL"), a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding (i) if such person acted in good faith and in a manner that person reasonably believed to be in or not opposed to the best interests of the corporation and (ii) with respect to any criminal action or proceeding, if he or she had no reasonable cause to believe such conduct was unlawful. In actions brought by or in the right of the corporation, a corporation may indemnify such person against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner that person reasonable believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which that person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person in fairly and reasonable entitled to indemnification for such expenses which the Court of Chancery or other such court shall deem proper. To the extent that such person has been successful on the merits or otherwise in defending any such action, suit or proceeding referred to above or any claim, issue or matter therein, he or she is entitled to indemnification for expenses (including attorneys' fees) actually and reasonable incurred by such person in connection therewith. The indemnification and advancement of expenses provided for or granted pursuant to Section 145 is not exclusive of any other rights of indemnification or advancement of expenses to which those seeking indemnification or advancement of expenses may be entitled, and a corporation may purchase and maintain insurance against liabilities asserted against any former or current, director, officer, employee or agent of the corporation, or a person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether or not the power to indemnify is provided by the statute.

Article Tenth of our Certificate of Incorporation and Article VIII of our By-laws provide for the indemnification of our directors and officers as authorized by Section 145 of the DGCL.

The directors and officers of us and our subsidiaries are insured (subject to certain exceptions and deductions) against liabilities which they may incur in their capacity as such including liabilities under the Securities Act, under liability insurance policies carried by us.

Item 21.    Exhibits and Financial Statement Schedules.

Exhibits

Exhibit Numbers	Description	Incorporation by Reference to
3.1	Restated Certificate of Incorporation dated December 12, 1996	Exhibit 3(i) to Form 8-K filed on November 2, 1999
3.2	Certificate of Amendment to the Restated Certificate of Incorporation dated October 25, 1999	Exhibit 3(ii) to Form 8-K filed on November 2, 1999

Exhibit Numbers	Description	Incorporation by Reference to
3.3	Certificate of Amendment to Restated Certificate of Incorporation dated June 27, 2001	Exhibit 3.4 to Registration Statement on Form S-1, File No. 333-64950, filed on July 12, 2001
3.4	8% Series D Cumulative Pay-in-kind Preferred Stock Certificate of Designation dated October 3, 2001	Exhibit 3.5 to Form 10-Q filed on October 12, 2001
3.5	By-laws, as amended on November 8, 2000	Exhibit 3.1 to Form 8-K filed on November 13, 2000
3.6	Amendment to By-laws, adopted January 30, 2002	Exhibit T3B.2 to Form T-3 filed on March 4, 2002
4.1	Indenture dated August 1, 1993 by and between Rite Aid Corporation, as issuer, and Morgan Guaranty Trust Company of New York, as trustee, related to the Company's 6.70% Notes due 2001, 7.125% Notes due 2007, 7.70% Notes due 2027, 7.625% Notes due 2005 and 6.875% Notes due 2013	Exhibit 4A to Registration Statement on Form S-3, File No. 333-63794, filed on June 3, 1993
4.2	Supplemental Indenture dated as of February 3, 2000, between Rite Aid Corporation, as issuer, and U.S. Bank Trust National Association, to the Indenture dated as of August 1, 1993 and Morgan Guaranty Trust Company of New York, relating to the Company's 6.70% Notes due 2001, 7.125% Notes due 2007, 7.70% Notes due 2027, 7.625% Notes due 2005 and 6.875% Notes due 2013	Exhibit 4.1 to Form 8-K filed on February 7, 2000
4.3	Indenture dated as of September 22, 1998 by and between Rite Aid Corporation, as issuer, and Harris Trust and Savings Bank, as trustee, related to the Company's 6% Dealer Remarketable Securities	Exhibit 4.1 to Registration Statement on Form S-4, File No. 333-66901, filed on November 6, 1998
4.4	Supplemental Indenture, dated as of February 3, 2000, between Rite Aid Corporation and Harris Trust and Savings Bank, to the Indenture dated September 22, 1998, between Rite Aid Corporation and Harris Trust and Savings Bank, related to the Company's 6% Dealer Remarketable Securities	Exhibit 4.3 to Form 8-K filed on February 7, 2000
4.5	Indenture dated as of December 21, 1998, between Rite Aid Corporation, as issuer, and Harris Trust and Savings Bank, as trustee, related to the Company's 5.50% Notes due 2000, 6% Notes due 2005, 6.125% Notes due 2008 and 6.875% Notes due 2028	Exhibit 4.1 to Registration Statement on Form S-4, File No. 333-74751, filed on March 19, 1999
4.6	Supplemental Indenture, dated as of February 3, 2000, between Rite Aid Corporation and Harris Trust and Savings Bank, to the Indenture dated December 21, 1998, between Rite Aid Corporation and Harris Trust and Savings Bank, related to the Company's 5.50% Notes due 2013, 6% Notes due 2005, 6.125% Notes due 2008 and 6.875% Notes due 2028	Exhibit 4.4 to Form 8-K filed on February 7, 2000

Exhibit Numbers	Description	Incorporation by Reference to
4.7	Indenture, dated as of June 27, 2001, between Rite Aid Corporation, as issuer, and State Street Bank and Trust Company, as trustee, related to the Company's 12.50% Senior Secured Notes due 2006	Exhibit 4.7 to Registration Statement on Form S-1, File No. 333-64950, filed on July 12, 2001
4.8	Indenture, dated as of June 27, 2001 between Rite Aid Corporation, as issuer and BNY Midwest Trust Company, as trustee, related to the Company's 11¼% Senior Notes due 2008	Exhibit 4.8 to Registration Statement on Form S-1, File No. 333-64950, filed on July 12, 2001
4.9	Indenture dated as of November 19, 2001, between Rite Aid Corporation, as issuer, and BNY Midwest Trust Company, as trustee, related to the Company's 4.75% Convertible Notes due December 1, 2006	Exhibit 4.3 to Form 10-Q filed on January 15, 2002
4.10	Indenture dated as of February 12, 2003, between Rite Aid Corporation, as issuer, and BNY Midwest Trust Company, as trustee, related to the Company's 9½% Senior Secured Notes due 2011	Exhibit 4.1 to Form 8-K filed on March 5, 2003
4.11	Indenture, dated as of April 22, 2003, between Rite Aid Corporation, as issuer, and BNY Midwest Trust Company, as trustee, related to the Company's 8.125% Senior Secured Notes due 2010.	Exhibit 4.11 to Form 10-K filed on May 2, 2003
4.12	Indenture, dated as of May 20, 2003, between Rite Aid Corporation, as issuer, and BNY Midwest Trust Company, as trustee, related to the Company's 9.25% Senior Notes due 2013	Exhibit 4.12 to Form 10-Q filed on July 3, 2003
5	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP	Filed herewith
10.1	1999 Stock Option Plan	Exhibit 10.1 to Form 10-K filed on May 21, 2001
10.2	2000 Omnibus Equity Plan	Included in Proxy Statement dated October 24, 2000
10.3	2001 Stock Option Plan	Exhibit 10.3 to Form 10-K filed on May 21, 2001
10.4	Rite Aid Corporation Special Deferred Compensation Plan	Exhibit 10.21 to Form 10-K filed on July 11, 2000
10.5	Employment Agreement by and between Rite Aid Corporation and Robert G. Miller dated as of December 5, 1999	Exhibit 10.1 to Form 8-K filed on January 18, 2000
10.6	Amendment No. 1 to Employment Agreement by and between Rite Aid Corporation and Robert G. Miller, dated as of May 7, 2001	Exhibit 10.9 to Form 10-K filed on May 21, 2001
10.7	Employment Agreement by and between Rite Aid Corporation and Robert G. Miller, dated as of April 9, 2003	Exhibit 10.7 to Form 10-K filed on May 2, 2003

Exhibit Numbers	Description	Incorporation by Reference to
10.8	Employment Agreement by and between Rite Aid Corporation and Mary F. Sammons, dated as of December 5, 1999	Exhibit 10.2 to Form 8-K filed on January 18, 2000
10.9	Amendment No. 1 to Employment Agreement by and between Rite Aid Corporation and Mary F. Sammons, dated as of May 7, 2001	Exhibit 10.12 to Form 10-K filed on May 21, 2001
10.10	Employment Agreement by and between Rite Aid Corporation and John T. Standley, dated as of December 5, 1999	Exhibit 10.4 to Form 8-K filed on January 18, 2000
10.11	Employment Agreement by and between Rite Aid Corporation and James Mastrian, dated as of September 27, 2000	Exhibit 10.20 to Form 10-K filed on May 21, 2001
10.12	Employment Agreement by and between Rite Aid Corporation and Christopher Hall, dated as of January 26, 2000	Exhibit 10.48 to Form 10-K filed on May 21, 2001
10.13	Employment Agreement by and between Rite Aid Corporation and Robert B. Sari, dated as of February 28, 2001	Exhibit 10.49 to Form 10-K filed on May 21, 2001
10.14	Credit Agreement, dated as of June 27, 2001, as amended and restated as of May 28, 2003 among Rite Aid Corporation, the Lenders named therein, Citicorp North America, Inc., as Administrative Agent and Collateral Processing Co-Agent, JPMorgan Chase Bank, as Syndication Agent and Collateral Processing Co-Agent, Fleet Retail Finance Inc., as Co-Documentation Agent and Collateral Agent, CIT Group/Business Credit, Inc., as Co-Documentation Agent, and General Electric Capital Corporation, as Co-Documentation Agent.	Exhibit 10.1 to Form 8-K filed on May 30, 2003
10.15	Amended and Restated Collateral Trust and Intercreditor Agreement dated as of June 27, 2001, as amended and restated as of May 28, 2003, among Rite Aid Corporation, each Subsidiary of Rite Aid named therein or which becomes a party thereto, Wilmington Trust Company, as collateral trustee for the holders from time to time of the Second Priority Debt Obligations, Citicorp North America, Inc., as senior collateral processing co-agent, JPMorgan Chase Bank, as senior collateral processing co-agent for the Senior Secured Parties under the Senior Loan Documents, U.S. Bank and Trust, as trustee under the 12.5% Note Indenture, BNY Midwest Trust Company, as trustee under the 9.5% Note Indenture and as trustee under the 8.125% Note Indenture, and each other Second Priority Representative which becomes a party thereto.	Exhibit 10.2 to Form 8-K filed on May 30, 2003.

Exhibit Numbers	Description	Incorporation by Reference to
10.16	Senior Subsidiary Security Agreement, dated as of June 27, 2001, as amended and restated as of May 28, 2003, made by the Subsidiary Guarantors and any other Person that becomes a Subsidiary Guarantor pursuant to the Senior Credit Agreement, in favor of Citicorp North America, Inc., as senior collateral processing co-agent, and JPMorgan Chase Bank, as senior collateral processing co-agent.	Exhibit 10.3 to Form 8-K filed on May 30, 2003.
10.17	Senior Subsidiary Guarantee Agreement dated as of June 27, 2001, as amended and restated as of May 28, 2003, among each of the subsidiaries named therein of Rite Aid Corporation, Citicorp North America, Inc., as senior collateral processing co-agent and JPMorgan Chase Bank, as senior collateral processing co-agent.	Exhibit 10.4 to Form 8-K filed on May 30, 2003.
10.18	Second Priority Subsidiary Guarantee Agreement, dated as of June 27, 2001 among the Subsidiary Guarantors and Wilmington Trust Company, as collateral agent	Exhibit 10.34 to Registration Statement on Form S-1, File No. 333-64950, filed on July 12, 2001
10.19	Second Priority Subsidiary Security Agreement, dated as of June 27, 2001 by the Subsidiary Guarantors in favor of Wilmington Trust Company, as collateral trustee	Exhibit 10.35 to Registration Statement on Form S-1, File No. 333-64950, filed on July 12, 2001
10.20	Amendment to the Second Priority Subsidiary Security Agreement dated as of June 27, 2001, dated as of February 12, 2003, by the Subsidiary Guarantors in favor of Wilmington Trust Company, as collateral trustee	Exhibit 10.26 to Form 10-K filed May 2, 2003
10.21	Amendment No. 1 to the Second Priority Subsidiary Security Agreement, the Second Priority Subsidiary Guarantee and the Second Priority Indemnity, Subrogation and Contribution Agreement dated as of April 15, 2003, by Rite Aid Corporation, the Subsidiary Guarantors/Grantors and Wilmington Trust Company, as second priority collateral trustee.	Exhibit 10.27 to Form 10-K filed May 2, 2003
10.22	Exchange and Registration Rights Agreement, dated as of April 22, 2003, between Rite Aid Corporation, the Subsidiary Guarantors named therein, and Citicorp Global Markets Inc., J.P. Morgan Securities Inc., and Fleet Securities, Inc., as initial purchasers of the Company's 8.125% Senior Secured Notes due 2010	Exhibit 10.32 to Form 10-K filed on May 2, 2003
10.23	Purchase Agreement, dated April 5, 2003 by and between Rite Aid Corporation and Citicorp Global Markets Inc., J.P. Morgan Securities Inc. and Fleet Securities, Inc., as representatives of the initial purchasers of the Company's 8.125% Senior Secured Notes due 2010	Exhibit 10.33 to Form 10-K filed on May 2, 2003

Exhibit Numbers	Description	Incorporation by Reference to
10.24	Purchase Agreement dated May 13, 2003, between Rite Aid Corporation and Citigroup Global Markets Inc., J.P. Morgan Securities, Inc. and Fleet Securities, Inc., as representatives of the initial purchases of the Company's 9.25% Senior Notes due 2013.	Exhibit 10.9 to Form 10-Q filed on July 3, 2003
10.25	Exchange and Registration Rights Agreement, dated as of May 20, 2003, between Rite Aid Corporation, and Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Fleet Securities, Inc., as initial purchasers of the Company's 9.25% Senior Notes due 2013.	Exhibit 10.10 to Form 10-Q filed on July 3, 2003
10.26	Employment Agreement by and between Rite Aid Corporation and Mark C. Panzer	Exhibit 10.34 to Form 10-K filed on May 2, 2003
21	Subsidiaries of the registrant	Exhibit 21 to Form 10-K filed on May 2, 2003
23	Consent of Deloitte & Touche LLP	Exhibit No. 23 to Registration Statement on Form S-4, File No. 333-105152, filed on July 21, 2003
25	Statement of Eligibility of Trustee	Exhibit 25 to Registration Statement on Form S-4, File No. 333-105152, filed on May 12, 2003
99.1	Form of Letter of Transmittal	Exhibit 99.1 to Registration Statement on Form S-4, File No. 333-105152, filed on July 21, 2003
99.2	Form of Notice of Guaranteed Delivery	Exhibit 99.2 to Registration Statement on Form S-4, File No. 333-105152, filed on July 21, 2003
99.3	Form of Letter to Clients	Exhibit 99.3 to Registration Statement on Form S-4, File No. 333-105152, filed on July 21, 2003
99.4	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees	Exhibit 99.4 to Registration Statement on Form S-4, File No. 333-105152, filed on July 21, 2003

Item 22.    Undertakings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a) (1) (i) and (a) (1) (ii) do not apply if the information required to be included in a post-effective amendment by these paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities and Exchange Act of 1934 that are incorporated by reference in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

The undersigned registrant hereby undertakes to supply by means of post- effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Camp Hill, State of Pennsylvania, on August 5, 2003.

RITE AID CORPORATION
By:	/s/ Mary F. Sammons
	Name	Mary F. Sammons
	Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert G. Miller*	Chairman of the Board	August 5, 2003

Robert G. Miller

/s/ Mary F. Sammons*	President, Chief Executive Officer and Director (Principal Executive Officer)	August 5, 2003

Mary F. Sammons

/s/ John T. Standley*	Chief Administrative Officer and Senior Executive Vice President	August 5, 2003

John T. Standley

/s/ Christopher S. Hall*	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	August 5, 2003

Christopher S. Hall

/s/ Robert B. Sari	Senior Vice President, General Counsel and Secretary	August 5, 2003

Robert B. Sari

/s/ Kevin Twomey*	Chief Accounting Officer and Senior Vice President (Principal Accounting Officer)	August 5, 2003

Kevin Twomey

/s/ John G. Danhakl*	Director	August 5, 2003

John G. Danhakl

/s/ Alfred M. Gleason*	Director	August 5, 2003

Alfred M. Gleason

/s/ George G. Golleher*	Director	August 5, 2003

George G. Golleher

/s/ Colin V. Reed*	Director	August 5, 2003

Colin V. Reed

/s/ Stuart M. Sloan*	Director	August 5, 2003

Stuart M. Sloan

/s/ Jonathan D. Sokoloff*	Director	August 5, 2003

Jonathan D. Sokoloff

*/s/ Robert B. Sari

Robert B. Sari Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Camp Hill, State of Pennsylvania, on August 5, 2003.

112 BURLEIGH AVENUE NORFOLK, LLC
1515 WEST STATE STREET BOISE, IDAHO,
    L.L.C.
NAME RITE L.L.C.
TYLER AND SANDERS ROADS,
    BIRMINGHAM-ALABAMA, LLC
1740 ASSOCIATES, L.L.C.
GRATIOT & CENTER-SAGINAW TOWNSHIP,
    MICHIGAN, LLC
NORTHLINE & DIX-TOLEDO-SOUTHGATE,
    LLC
PAW PAW LAKE ROAD & PAW PAW
    AVENUE-COLOMA, MICHIGAN, LLC
RITE AID SERVICES, L.L.C.
SEVEN MILE AND EVERGREEN-DETROIT,
    LLC
CENTRAL AVENUE AND MAIN
    STREET-PETAL, MS, LLC
STATE & FORTIFICATION STREETS-
    JACKSON, MISSISSIPPI, LLC
BALTIMORE/ANNAPOLIS BOULEVARD AND
    GOVERNOR RICHIE HIGHWAY-GLEN
    BURNIE, MARYLAND, LLC
ANN & GOVERNMENT STREETS-MOBILE,
    ALABAMA, LLC
FAIRGROUND, L.L.C.
764 SOUTH BROADWAY-GENEVA, OHIO, LLC
EIGHTH AND WATER STREETS-
    URICHSVILLE, OHIO, LLC
GETTYSBURG AND HOOVER-DAYTON,
    OHIO, LLC
MAYFIELD & CHILLICOTHE
    ROADS-CHESTERLAND, LLC
MUNSON & ANDREWS, LLC
STATE STREET AND HILL ROAD-GERARD,
    OHIO, LLC
SILVER SPRINGS ROAD-BALTIMORE,
    MARYLAND/ONE, LLC
SILVER SPRINGS ROAD-BALTIMORE,
MARYLAND/TWO, LLC

By:	/s/ Robert B. Sari
	Name: Title:	Robert B. Sari Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Kevin Twomey*	President (Principal Executive Officer)	August 5, 2003

Kevin Twomey

/s/ Christopher S. Hall*	Senior Vice President, Chief Financial Officer and Director (Principal Financial Officer)	August 5, 2003

Christopher S. Hall

/s/ John T. Standley*	Director	August 5, 2003

John T. Standley

/s/ Robert B. Sari	Director	August 5, 2003

Robert B. Sari

*/s/ Robert B. Sari

Robert B. Sari Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Camp Hill, State of Pennsylvania, on August 5, 2003.

RITE AID HDQTRS. CORP.
RITE AID OF ALABAMA, INC.
RITE AID OF CONNECTICUT, INC.
RITE AID OF DELAWARE, INC.
RITE AID OF FLORIDA, INC.
RITE AID GEORGIA, INC.
RITE AID OF ILLINOIS, INC.
RITE AID OF INDIANA, INC.
RITE AID OF KENTUCKY, INC.
RITE AID OF MARYLAND, INC.
RITE AID OF MASSACHUSETTS, INC.
RITE AID OF NEW HAMPSHIRE, INC.
RITE AID OF NEW JERSEY, INC.
RITE AID OF NORTH CAROLINA, INC.
RITE AID OF PENNSYLVANIA, INC.
RITE AID OF SOUTH CAROLINA, INC.
RITE AID OF TENNESSEE, INC.
RITE AID OF VIRGINIA, INC.
RITE AID OF WASHINGTON, D.C., INC.
DRUG FAIR, INC.
EAGLE MANAGED CARE CORP.
GDF, INC.
HARCO, INC.
KEYSTONE CENTERS, INC.
OCEAN ACQUISITION CORPORATION
RITE AID DRUG PALACE, INC.
RITE AID ROME DISTRIBUTION CENTER,
    INC.
RITE AID TRANSPORT, INC.
1525 CORTYOU ROAD – BROOKLYN INC.
3581 CARTER HILL ROAD-MONTGOMERY
    CORP.
4042 WARRENSVILLE CENTER ROAD-
WARRENSVILLE OHIO, INC.
5277 ASSOCIATES, INC.
537 ELM STREET CORP.
5600 SUPERIOR PROPERTIES, INC.
657-659 BROAD ST. CORP.
BROADVIEW AND WALLINGS-BROADVIEW
    HEIGHTS OHIO, INC.
DOMINION ACTION ONE CORPORATION
DOMINION ACTION TWO CORPORATION
DOMINION ACTION THREE CORPORATION
DOMINION ACTION FOUR CORPORATION

DOMINION DRUG STORES CORP.
ENGLAND STREET-ASHELAND
    CORPORATION
LAKEHURST AND BROADWAY
    CORPORATION
PATTON DRIVE AND NAVY BOULEVARD
    PROPERTY CORPORATION
PORTFOLIO MEDICAL SERVICES INC.
RITE AID VENTURER #1, INC.
RITE FUND, INC.
THE MUIR COMPANY
VIRGINIA CORPORATION
K&B, INCORPORATED
K&B ALABAMA CORPORATION
K&B LOUISIANA CORPORATION
K&B MISSISSIPPI CORPORATION
K&B SERVICES, INCORPORATED
K&B TENNESSEE CORPORATION
K&B TEXAS CORPORATION
SUPER ICE CREAM SUPPLIERS, INC.
SUPER PHARMACY NETWORK, INC.
SUPER TOBACCO DISTRIBUTORS, INC.
PL XPRESS, INC.
THRIFTY CORPORATION
P.L.D. ENTERPRISES, INC.
RITE AID REALTY CORP.
SOPHIE ONE CORP.
PERRY DISTRIBUTORS, INC.
APEX DRUG STORES, INC.
PDS-1 MICHIGAN, INC.
RDS DETROIT, INC.
PERRY DRUG STORES, INC.
RAM-UTICA, INC.
READ'S INC.
RITE AID OF MICHIGAN, INC.
RITE AID OF NEW YORK, INC.
RITE INVESTMENTS CORP.
RX CHOICE, INC.

By:	/s/ Robert B. Sari
	Name: Title:	Robert B. Sari Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Kevin Twomey*	President (Principal Executive Officer)	August 5, 2003

Kevin Twomey

/s/ Christopher S. Hall*	Senior Vice President, Chief Financial Officer and Director (Principal Financial Officer)	August 5, 2003

Christopher S. Hall

/s/ John T. Standley*	Director	August 5, 2003

John T. Standley

/s/ Robert B. Sari	Director	August 5, 2003

Robert B. Sari

*/s/ Robert B. Sari

Robert B. Sari Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Camp Hill, State of Pennsylvania, on August 5, 2003.

RITE AID OF OHIO, INC. RITE AID OF MAINE, INC. RITE AID OF WEST VIRGINIA, INC. THE LANE DRUG COMPANY
By:	/s/ Robert B. Sari
	Name: Title:	Robert B. Sari Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Kevin Twomey*	President (Principal Executive Officer)	August 5, 2003

Kevin Twomey

/s/ Christopher S. Hall*	Senior Vice President, Chief Financial Officer and Director (Principal Financial Officer)	August 5, 2003

Christopher S. Hall

/s/ I. Lawrence Gelman*	Director	August 5, 2003

I. Lawrence Gelman

/s/ Robert B. Sari	Director	August 5, 2003

Robert B. Sari

*/s/ Robert B. Sari

Robert B. Sari Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Camp Hill, State of Pennsylvania, on August 5, 2003.

THRIFTY PAYLESS, INC.
By:	/s/ I. Lawrence Gelman
	Name: Title:	I. Lawrence Gelman Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Charles Kibler*	President and Director (Principal Executive Officer)	August 5, 2003

Charles Kibler

/s/ I. Lawrence Gelman*	Vice President, Secretary and Director (Principal Financial Officer)	August 5, 2003

I. Lawrence Gelman

/s/ James E. Krahulec*	Director	August 5, 2003

James E. Krahulec

*/s/ Robert B. Sari

Robert B. Sari Attorny-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Camp Hill, State of Pennsylvania, on August 5, 2003.

RITE AID OF VERMONT, INC.
By:	/s/ Robert B. Sari
	Name: Title:	Robert B. Sari Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Kevin Twomey*	President (Principal Executive Officer)	August 5, 2003

Kevin Twomey

/s/ Christopher S. Hall*	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	August 5, 2003

Christopher S. Hall

/s/ Maureen Orzell*	Director	August 5, 2003

Maureen Orzell

/s/ Steven Lawson*	Director	August 5, 2003

Steven Lawson

/s/ Robert B. Sari	Director	August 5, 2003

Robert B. Sari

*/s/ Robert B. Sari

Robert B. Sari Attorney-in-fact

Exhibit Numbers	Description	Incorporation by Reference to
3.1	Restated Certificate of Incorporation dated December 12, 1996	Exhibit 3(i) to Form 8-K filed on November 2, 1999
3.2	Certificate of Amendment to the Restated Certificate of Incorporation dated October 25, 1999	Exhibit 3(ii) to Form 8-K filed on November 2, 1999
3.3	Certificate of Amendment to Restated Certificate of Incorporation dated June 27, 2001	Exhibit 3.4 to Registration Statement on Form S-1, File No. 333-64950, filed on July 12, 2001
3.4	8% Series D Cumulative Pay-in-kind Preferred Stock Certificate of Designation dated October 3, 2001	Exhibit 3.5 to Form 10-Q filed on October 12, 2001
3.5	By-laws, as amended on November 8, 2000	Exhibit 3.1 to Form 8-K filed on November 13, 2000
3.6	Amendment to By-laws, adopted January 30, 2002	Exhibit T3B.2 to Form T-3 filed on March 4, 2002
4.1	Indenture dated August 1, 1993 by and between Rite Aid Corporation, as issuer, and Morgan Guaranty Trust Company of New York, as trustee, related to the Company's 6.70% Notes due 2001, 7.125% Notes due 2007, 7.70% Notes due 2027, 7.625% Notes due 2005 and 6.875% Notes due 2013	Exhibit 4A to Registration Statement on Form S-3, File No. 333-63794, filed on June 3, 1993
4.2	Supplemental Indenture dated as of February 3, 2000, between Rite Aid Corporation, as issuer, and U.S. Bank Trust National Association, to the Indenture dated as of August 1, 1993 and Morgan Guaranty Trust Company of New York, relating to the Company's 6.70% Notes due 2001, 7.125% Notes due 2007, 7.70% Notes due 2027, 7.625% Notes due 2005 and 6.875% Notes due 2013	Exhibit 4.1 to Form 8-K filed on February 7, 2000
4.3	Indenture dated as of September 22, 1998 by and between Rite Aid Corporation, as issuer, and Harris Trust and Savings Bank, as trustee, related to the Company's 6% Dealer Remarketable Securities	Exhibit 4.1 to Registration Statement on Form S-4, File No. 333-66901, filed on November 6, 1998
4.4	Supplemental Indenture, dated as of February 3, 2000, between Rite Aid Corporation and Harris Trust and Savings Bank, to the Indenture dated September 22, 1998, between Rite Aid Corporation and Harris Trust and Savings Bank, related to the Company's 6% Dealer Remarketable Securities	Exhibit 4.3 to Form 8-K filed on February 7, 2000
4.5	Indenture dated as of December 21, 1998, between Rite Aid Corporation, as issuer, and Harris Trust and Savings Bank, as trustee, related to the Company's 5.50% Notes due 2000, 6% Notes due 2005, 6.125% Notes due 2008 and 6.875% Notes due 2028	Exhibit 4.1 to Registration Statement on Form S-4, File No. 333-74751, filed on March 19, 1999

Exhibit Numbers	Description	Incorporation by Reference to
4.6	Supplemental Indenture, dated as of February 3, 2000, between Rite Aid Corporation and Harris Trust and Savings Bank, to the Indenture dated December 21, 1998, between Rite Aid Corporation and Harris Trust and Savings Bank, related to the Company's 5.50% Notes due 2013, 6% Notes due 2005, 6.125% Notes due 2008 and 6.875% Notes due 2028	Exhibit 4.4 to Form 8-K filed on February 7, 2000
4.7	Indenture, dated as of June 27, 2001, between Rite Aid Corporation, as issuer, and State Street Bank and Trust Company, as trustee, related to the Company's 12.50% Senior Secured Notes due 2006	Exhibit 4.7 to Registration Statement on Form S-1, File No. 333-64950, filed on July 12, 2001
4.8	Indenture, dated as of June 27, 2001 between Rite Aid Corporation, as issuer and BNY Midwest Trust Company, as trustee, related to the Company's 11¼% Senior Notes due 2008	Exhibit 4.8 to Registration Statement on Form S-1, File No. 333-64950, filed on July 12, 2001
4.9	Indenture dated as of November 19, 2001, between Rite Aid Corporation, as issuer, and BNY Midwest Trust Company, as trustee, related to the Company's 4.75% Convertible Notes due December 1, 2006	Exhibit 4.3 to Form 10-Q filed on January 15, 2002
4.10	Indenture dated as of February 12, 2003, between Rite Aid Corporation, as issuer, and BNY Midwest Trust Company, as trustee, related to the Company's 9½% Senior Secured Notes due 2011	Exhibit 4.1 to Form 8-K filed on March 5, 2003
4.11	Indenture, dated as of April 22, 2003, between Rite Aid Corporation, as issuer, and BNY Midwest Trust Company, as trustee, related to the Company's 8.125% Senior Secured Notes due 2010.	Exhibit 4.11 to Form 10-K filed on May 2, 2003
4.12	Indenture, dated as of May 20, 2003, between Rite Aid Corporation, as issuer, and BNY Midwest Trust Company, as trustee, related to the Company's 9.25% Senior Notes due 2013	Exhibit 4.12 to Form 10-Q filed on July 3, 2003
5	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP	Filed herewith
10.1	1999 Stock Option Plan	Exhibit 10.1 to Form 10-K filed on May 21, 2001
10.2	2000 Omnibus Equity Plan	Included in Proxy Statement dated October 24, 2000
10.3	2001 Stock Option Plan	Exhibit 10.3 to Form 10-K filed on May 21, 2001
10.4	Rite Aid Corporation Special Deferred Compensation Plan	Exhibit 10.21 to Form 10-K filed on July 11, 2000
10.5	Employment Agreement by and between Rite Aid Corporation and Robert G. Miller dated as of December 5, 1999	Exhibit 10.1 to Form 8-K filed on January 18, 2000

Exhibit Numbers	Description	Incorporation by Reference to
10.6	Amendment No. 1 to Employment Agreement by and between Rite Aid Corporation and Robert G. Miller, dated as of May 7, 2001	Exhibit 10.9 to Form 10-K filed on May 21, 2001
10.7	Employment Agreement by and between Rite Aid Corporation and Robert G. Miller, dated as of April 9, 2003	Exhibit 10.7 to Form 10-K filed on May 2, 2003
10.8	Employment Agreement by and between Rite Aid Corporation and Mary F. Sammons, dated as of December 5, 1999	Exhibit 10.2 to Form 8-K filed on January 18, 2000
10.9	Amendment No. 1 to Employment Agreement by and between Rite Aid Corporation and Mary F. Sammons, dated as of May 7, 2001	Exhibit 10.12 to Form 10-K filed on May 21, 2001
10.10	Employment Agreement by and between Rite Aid Corporation and John T. Standley, dated as of December 5, 1999	Exhibit 10.4 to Form 8-K filed on January 18, 2000
10.11	Employment Agreement by and between Rite Aid Corporation and James Mastrian, dated as of September 27, 2000	Exhibit 10.20 to Form 10-K filed on May 21, 2001
10.12	Employment Agreement by and between Rite Aid Corporation and Christopher Hall, dated as of January 26, 2000	Exhibit 10.48 to Form 10-K filed on May 21, 2001
10.13	Employment Agreement by and between Rite Aid Corporation and Robert B. Sari, dated as of February 28, 2001	Exhibit 10.49 to Form 10-K filed on May 21, 2001
10.14	Credit Agreement, dated as of June 27, 2001, as amended and restated as of May 28, 2003 among Rite Aid Corporation, the Lenders named therein, Citicorp North America, Inc., as Administrative Agent and Collateral Processing Co-Agent, JPMorgan Chase Bank, as Syndication Agent and Collateral Processing Co-Agent, Fleet Retail Finance Inc., as Co-Documentation Agent and Collateral Agent, CIT Group/Business Credit, Inc., as Co-Documentation Agent, and General Electric Capital Corporation, as Co-Documentation Agent.	Exhibit 10.1 to Form 8-K filed on May 30, 2003

Exhibit Numbers	Description	Incorporation by Reference to
10.15	Amended and Restated Collateral Trust and Intercreditor Agreement dated as of June 27, 2001, as amended and restated as of May 28, 2003, among Rite Aid Corporation, each Subsidiary of Rite Aid named therein or which becomes a party thereto, Wilmington Trust Company, as collateral trustee for the holders from time to time of the Second Priority Debt Obligations, Citicorp North America, Inc., as senior collateral processing co-agent, JPMorgan Chase Bank, as senior collateral processing co-agent for the Senior Secured Parties under the Senior Loan Documents, U.S. Bank and Trust, as trustee under the 12.5% Note Indenture, BNY Midwest Trust Company, as trustee under the 9.5% Note Indenture and as trustee under the 8.125% Note Indenture, and each other Second Priority Representative which becomes a party thereto.	Exhibit 10.2 to Form 8-K filed on May 30, 2003.
10.16	Senior Subsidiary Security Agreement, dated as of June 27, 2001, as amended and restated as of May 28, 2003, made by the Subsidiary Guarantors and any other Person that becomes a Subsidiary Guarantor pursuant to the Senior Credit Agreement, in favor of Citicorp North America, Inc., as senior collateral processing co-agent, and JPMorgan Chase Bank, as senior collateral processing co-agent.	Exhibit 10.3 to Form 8-K filed on May 30, 2003.
10.17	Senior Subsidiary Guarantee Agreement dated as of June 27, 2001, as amended and restated as of May 28, 2003, among each of the subsidiaries named therein of Rite Aid Corporation, Citicorp North America, Inc., as senior collateral processing co-agent and JPMorgan Chase Bank, as senior collateral processing co-agent.	Exhibit 10.4 to Form 8-K filed on May 30, 2003.
10.18	Second Priority Subsidiary Guarantee Agreement, dated as of June 27, 2001 among the Subsidiary Guarantors and Wilmington Trust Company, as collateral agent	Exhibit 10.34 to Registration Statement on Form S-1, File No. 333-64950, filed on July 12, 2001
10.19	Second Priority Subsidiary Security Agreement, dated as of June 27, 2001 by the Subsidiary Guarantors in favor of Wilmington Trust Company, as collateral trustee	Exhibit 10.35 to Registration Statement on Form S-1, File No. 333-64950, filed on July 12, 2001
10.20	Amendment to the Second Priority Subsidiary Security Agreement dated as of June 27, 2001, dated as of February 12, 2003, by the Subsidiary Guarantors in favor of Wilmington Trust Company, as collateral trustee	Exhibit 10.26 to Form 10-K filed May 2, 2003
10.21	Amendment No. 1 to the Second Priority Subsidiary Security Agreement, the Second Priority Subsidiary Guarantee and the Second Priority Indemnity, Subrogation and Contribution Agreement dated as of April 15, 2003, by Rite Aid Corporation, the Subsidiary Guarantors/Grantors and Wilmington Trust Company, as second priority collateral trustee.	Exhibit 10.27 to Form 10-K filed May 2, 2003

Exhibit Numbers	Description	Incorporation by Reference to
10.22	Exchange and Registration Rights Agreement, dated as of April 22, 2003, between Rite Aid Corporation, the Subsidiary Guarantors named therein, and Citicorp Global Markets Inc., J.P. Morgan Securities Inc., and Fleet Securities, Inc., as initial purchasers of the Company's 8.125% Senior Secured Notes due 2010	Exhibit 10.32 to Form 10-K filed on May 2, 2003
10.23	Purchase Agreement, dated April 5, 2003 by and between Rite Aid Corporation and Citicorp Global Markets Inc., J.P. Morgan Securities Inc. and Fleet Securities, Inc., as representatives of the initial purchasers of the Company's 8.125% Senior Secured Notes due 2010	Exhibit 10.33 to Form 10-K filed on May 2, 2003
10.24	Purchase Agreement dated May 13, 2003, between Rite Aid Corporation and Citigroup Global Markets Inc., J.P. Morgan Securities, Inc. and Fleet Securities, Inc., as representatives of the initial purchases of the Company's 9.25% Senior Notes due 2013.	Exhibit 10.9 to Form 10-Q filed on July 3, 2003
10.25	Exchange and Registration Rights Agreement, dated as of May 20, 2003, between Rite Aid Corporation, and Citigroup Global Markets, Inc., J.P. Morgan Securities Inc. and Fleet Securities, Inc., as initial purchasers of the Company's 9.25% Senior Notes due 2013.	Exhibit 10.10 to Form 10-Q filed on July 3, 2003
10.26	Employment Agreement by and between Rite Aid Corporation and Mark C. Panzer	Exhibit 10.34 to Form 10-K filed on May 2, 2003
21	Subsidiaries of the registrant	Exhibit 21 to Form 10-K filed on May 2, 2003
23	Consent of Deloitte & Touche LLP	Exhibit No. 23 to Registration Statement on Form S-4, File No. 333-105152, filed on July 21, 2003
25	Statement of Eligibility of Trustee	Exhibit 25 to Registration Statement on Form S-4, File No. 333-105152, filed on May 12, 2003
99.1	Form of Letter of Transmittal	Exhibit 99.1 to Registration Statement on Form S-4, File No. 333-105152, filed on July 21, 2003
99.2	Form of Notice of Guaranteed Delivery	Exhibit 99.2 to Registration Statement on Form S-4, File No. 333-105152, filed on July 21, 2003
99.3	Form of Letter to Clients	Exhibit 99.3 to Registration Statement on Form S-4, File No. 333-105152, filed on July 21, 2003

Exhibit Numbers	Description	Incorporation by Reference to
99.4	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees	Exhibit 99.4 to Registration Statement on Form S-4, File No. 333-105152, filed on July 21, 2003